UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2014

Date of reporting period: December 31, 2013

Item 1. Reports to Shareholders.

Brookfield Investment Management

2013

SEMI-ANNUAL REPORT

Helios High Yield Fund

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Semi-Annual Report for Helios High Yield Fund (the “Fund”) for the six month period ended December 31, 2013.

Overall capital market performance was mixed during the second half of the year, as the positive catalyst of an improving economic environment was offset by concerns over rising interest rates. Accordingly, equity markets generally produced attractive results while fixed income markets were more challenged. The U.S. economy gained further strength in the latter half of 2013, driven largely by an improving labor market, an expansion in household net worth and continued recovery of both the residential and commercial property markets. This positive momentum led the U.S. Federal Reserve to begin tapering its asset purchase program in a move that had been widely discussed and debated in the marketplace for months. Importantly, the Federal Reserve also reiterated its commitment to maintaining a low interest rate environment for the foreseeable future and to providing sufficient support as needed. As a result, market volatility following the announcement was minimal and we believe implementation will serve to reduce uncertainty moving forward. We also note that despite the recent increase in interest rates, yields remain near historic lows and supportive of economic growth.

In this environment, demand for yield-oriented investments was pressured by rising interest rates, leading to capital outflows from certain fixed income markets. However, as historically occurs during periods of rising rates, high yield bonds outperformed investment-grade corporate bonds, Treasury bonds and emerging market bonds. Although high yield spreads tightened over the period, prices generally held firm and performance was positive. Additionally, investors continued to allocate capital to high yield mutual funds, as risk tolerance levels improved.

Importantly, corporate credit conditions among high yield borrowers remained very strong throughout 2013. With defaults at multi-year lows and leverage at modest levels, we believe credit conditions will remain favorable for the foreseeable future, particularly as re-risking activity continues to be moderate.

Moving forward, we anticipate a period of normalizing interest rates and economic growth in the medium term. We expect accommodative monetary policy to continue in the U.S. and across many developed markets, providing further support for the global economic recovery. We maintain our positive outlook for the high yield market, as robust corporate cash flows and solid credit continue to provide a positive fundamental backdrop. We acknowledge potential challenges to future performance, from global monetary policy actions and geopolitical risks to above par pricing in the high yield market. However, yield spreads remain attractive for this part of the economic cycle and corporate earnings are generally positive, suggesting high yield bonds will continue to offer a compelling source of current income.

Our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Fund is well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and schedule of investments as of December 31, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2013 Semi-Annual Report 1

HELIOS HIGH YIELD FUND

OBJECTIVE & STRATEGY

Helios High Yield Fund (the “Fund”) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended December 31, 2013, Helios High Yield Fund (NYSE: HHY) had a total return based on net asset value of 8.51% and a total return based on market price of 5.80%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.70 on December 31, 2013, the Fund’s shares had a dividend yield of 9.28%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

During the period, the Fund was overweight in the Basic Industry, Automotive and Capital Goods sectors. These allocations benefited performance during the semi-annual period as strong cash flows drove bond prices higher. In particular, positive security selection in the Chemical sub-sector was beneficial. In the Automotive sector, the Fund saw strong performance in the Auto Parts subsector. The Capital Goods overweight was a slight drag on performance, primarily due to unfavorable security selection where the fund’s lower-risk names underperformed.

The Fund’s underweights include Financial Services, Banking, and Technology. The underweight in Banking detracted from the Fund’s performance as the Fund’s more conservative holdings lagged the strong performance in the sector. The underweight in Financial Services was a slight drag on performance due to strong performance in the un-owned Brokerage and Commercial Leasing subsectors. Technology proved to be beneficial for performance due to strong security selection in the Technology Services subsector.

HIGH YIELD MARKET OVERVIEW

Tapering Begins, Interest Rates Rise at Year-End

Proving the point that markets look forward, the Federal Reserve finally began the dreaded tapering of its bond buying program, and markets applauded. The equity market rose almost 15% in the six months leading up to year-end 2013, setting a new record high. Interest rates continued to move higher on the combination of the tapering news and stronger year-end economic growth in North America. Even Washington got in the act with Congress passing a budget bill that should help avoid another disconcerting government shutdown. With relative calm out of Europe, all of the macroeconomic worries ended the year on a quiescent note.

2 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

The high yield market produced a positive return of 5.83%1 for the six-month period ended December 31. Lower quality names outperformed, as is typical in a high-yield rally. Higher-quality names tend to be more interest rate sensitive, while lower quality names tend to be more equity market sensitive. The combination of higher interest rates and strong equity markets impacted the high yield bond market by affecting investors’ risk tolerance. In general, investors were comfortable taking risks, resulting in outperformance by equities, CCC-rated bonds and European high yield bonds. Leveraged loans, which tend to be lower risk due to shorter duration and greater seniority, underperformed high-yield bonds.

High Yield Continues Solid Performance in 2013

Investors continued to place money into high yield mutual funds in the period to the tune of $10.1 billion2, reversing heavy redemptions seen in the six-month period ended June 2013. New issue activity cooled in the six-month period, totaling $179 billion; down from $220 billion in the prior two quarters.3

In 2013, the high yield market significantly outperformed investment-grade corporates, Treasury bonds, and emerging market bonds, which all saw negative returns.4 We have noted in the past that high yield bonds have historically outperformed other fixed income investments in periods of rising interest rates, and that remained true in 2013. The high yield market absorbed the higher treasury rates in its spread without having to drop in price to match higher treasury yields. We believe this was possible due to the wider than normal spreads enjoyed by high yield investors a year ago.

Credit Conditions Remain Positive Despite Signs of Re-Risking

Credit conditions remain positive, with the trailing twelve-month default rate at 0.7%5, the lowest since 2007. Defaults have been modest since 2010, and have been declining for high yield bond investors (while defaults are moving higher for leveraged loans.) We believe defaults will remain low for the foreseeable future since we are seeing only modest re-risking on the part of high yield companies. Investors saw strong improvement in the upgrade-to-downgrade ratio as measured by the bond rating agencies. This ratio, which in June 2013 fell below 1.0, ended the twelve-month period at 1.336. This suggests that credit is continuing to improve as measured by the rating agencies.

Our investment team remains positively disposed toward credit. We continue to carefully monitor credit trends and are beginning to see some signs of re-risking taking place. However, in our opinion, re-risking is moderate and does not yet warrant particular concern on the part of investors. Lower rated new issue volume as a percent of total issuance was 18.8%, narrowly exceeding the post-recession peak set in 2010 of 18.0%7. To put this into context, during periods of heavy re-risking in leveraged credit, this number may rise to well over 20%, as companies seek to re-lever their balance sheets.

Refinancing as a percent of new issue proceeds fell to 56% at the end of 2013 from 60% at the end of 20128. Refinancing tends to reduce credit risk by extending maturities and reducing the issuers’ dependence on financial markets for basic survival. We also saw a modest increase in the issuance of PIK/toggle bonds where the issuer has the option to make some interest payments in bonds rather than cash. By contrast, the portion of new issues going to finance leveraged buyouts was 17%, which is below the post-recession peak of 22% set in 2011.

OUTLOOK

Due to strong credit conditions, low defaults, and modest leverage, we continue to believe that the primary risks facing high yield investors today are worldwide geopolitical and macroeconomic risks rather than credit specific risks. Investors saw positive trends from all of the macroeconomic risks in the fourth quarter, with the added bonus of accelerating economic growth in the United States as the year drew to a close. We are seeing more signs of re-risking in the high yield market, but we believe remain at the early stage of the re-risking phase of the credit cycle. As evidenced by the rising default rate for leveraged loans (in contrast to the declining default rate of the high yield bond market), we continue to observe more re-risking in the leveraged loan market than the high yield bond market.

2013 Semi-Annual Report 3

HELIOS HIGH YIELD FUND

The high yield market is currently trading at a premium to par, which limits upside price potential. Spreads narrowed considerably in 2013 and are now at the level where we would expect the high yield market to become more sensitive to interest rates than it has been since the recession. The combination of relatively high dollar prices and relatively narrower spreads tempers our enthusiasm for the market. We believe, however, that spreads remain wider than we typically see at this point in the cycle and expect future returns roughly in line with current yields.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Yield Fund currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2013 and subject to change based on subsequent developments.

[1]

The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144A securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.

[2]	J.P. Morgan, High Yield Default Monitor, January 2, 2014, page 17.
[3]	J.P. Morgan, High-Yield Market Monitor, January 2, 2014, page 17.
[4]	J.P. Morgan, High-Yield Market Monitor, January 2, 2014, page 2.
[5]	J.P. Morgan, High-Yield Market Monitor, January 2, 2014, page 2.
[6]	J.P. Morgan, High-Yield Market Monitor, January 2, 2014, page 11.
[7]	J.P. Morgan, High-Yield Market Monitor, October 1, 2013.
[8]	J.P. Morgan, High-Yield Market Monitor, January 2, 2014, page 13.

4 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

December 31, 2013

PORTFOLIO STATISTICS
Annualized dividend yield[1]	9.28%
Weighted average coupon	8.11%
Weighted average life	4.65 years
Percentage of leveraged assets	28.04%
Total number of holdings	134

CREDIT QUALITY[2]
BBB	4%
BB	14%
B	53%
CCC	25%
Unrated	4%
Total	100%

ASSET ALLOCATION
Investment Grade Corporate Bonds	5%
High Yield Corporate Bonds	126%
Term Loans	3%
Common Stocks	2%
Warrants and Short Term Investments	1%
Liabilities in Excess of Other Assets	(37%)
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by December 31, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

2013 Semi-Annual Report 5

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

CORPORATE BONDS – 131.7%
Automotive – 7.6%
American Axle & Manufacturing, Inc. [1]	6.25%	03/15/21	$1,225	$1,301,563
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	1,000	1,137,500
Ford Motor Co. [1]	6.50	08/01/18	1,000	1,155,763
Jaguar Land Rover Automotive PLC [2,3,4]	8.13	05/15/21	750	853,125
Motors Liquidation Co. [5,6]	8.38	07/15/33	2,500	250
Servus Luxembourg Holding SCA [2,3,4]	7.75	06/15/18	€725	1,049,250

Total Automotive				5,497,451

Banking – 0.7%
Ally Financial, Inc. [7] (Acquired 12/02/08, Cost $7,451, 0.0%)	6.75	12/01/14	8	7,847
Bilbao Luxembourg SA [4]	10.50	12/01/18	350	471,867

Total Banking				479,714

Basic Industry – 23.1%
AK Steel Corp. [1]	7.63	05/15/20	750	748,125
Alpha Natural Resources, Inc.	6.25	06/01/21	1,100	940,500
Arch Coal, Inc. [1]	7.25	06/15/21	1,650	1,262,250
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	1,000	1,067,500
Cascades, Inc. [1,4]	7.75	12/15/17	1,000	1,042,500
FMG Resources August 2006 Property Ltd. [2,3,4]	6.88	04/01/22	675	735,750
Georgia-Pacific LLC [1]	7.38	12/01/25	1,000	1,233,980
Hexion US Finance Corp. [1]	9.00	11/15/20	1,000	997,500
Huntsman International LLC [1]	8.63	03/15/21	1,000	1,130,000
INEOS Group Holdings SA [2,3,4]	6.13	08/15/18	1,000	1,005,000
Masonite International Corp. [1,2,3,4]	8.25	04/15/21	1,000	1,100,000
Ply Gem Industries, Inc.	8.25	02/15/18	895	953,175
Steel Dynamics, Inc.	7.63	03/15/20	500	542,500
Tembec Industries, Inc. [1,4]	11.25	12/15/18	1,000	1,095,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [2,3,4]	8.75	02/01/19	775	800,187
USG Corp. [1]	9.75	01/15/18	1,000	1,182,500
Xerium Technologies, Inc.	8.88	06/15/18	790	829,500

Total Basic Industry				16,665,967

Capital Goods – 11.3%
AAR Corp.	7.25	01/15/22	375	401,250
AAR Corp. [2,3]	7.25	01/15/22	150	160,500
Ardagh Packaging Finance PLC [2,3,4]	7.00	11/15/20	1,000	1,010,000
Berry Plastics Corp. [1]	9.50	05/15/18	1,000	1,072,500
Coleman Cable, Inc. [1]	9.00	02/15/18	1,010	1,060,500
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	1,000	1,105,000
Mueller Water Products, Inc.	7.38	06/01/17	625	640,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	9.00	04/15/19	1,110	1,190,475
Tekni-Plex, Inc. [2,3]	9.75	06/01/19	400	454,000
Terex Corp.	6.50	04/01/20	375	401,250
Terex Corp.	6.00	05/15/21	625	646,094

Total Capital Goods				8,142,194

See Notes to Financial Statements.

6 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

CORPORATE BONDS (continued)
Consumer Cyclical – 6.8%
ACCO Brands Corp.	6.75%	04/30/20	$1,000	$987,500
DineEquity, Inc. [1]	9.50	10/30/18	1,000	1,110,000
Levi Strauss & Co. [1]	7.63	05/15/20	1,000	1,097,500
Limited Brands, Inc. [1]	7.60	07/15/37	1,000	1,016,250
New Albertsons, Inc.	7.75	06/15/26	900	729,000

Total Consumer Cyclical				4,940,250

Consumer Non-Cyclical – 2.7%
C&S Group Enterprises LLC [2,3]	8.38	05/01/17	844	894,640
Easton-Bell Sports, Inc. [1]	9.75	12/01/16	1,000	1,047,510

Total Consumer Non-Cyclical				1,942,150

Energy – 17.5%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. [2,3]	5.88	08/01/23	1,100	1,047,750
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [1]	8.63	10/15/20	1,000	1,075,000
Calfrac Holdings LP [1,2,3]	7.50	12/01/20	1,000	1,020,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [1]	8.88	02/15/18	1,000	1,051,250
Encore Acquisition Co. [5,7] (Acquired 02/19/10, Cost $497, 0.0%)	6.00	07/15/15	1	500
EV Energy Partners LP/EV Energy Finance Corp.	8.00	04/15/19	975	979,875
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	06/15/20	100	105,250
GMX Resources, Inc. [1,6]	11.00	12/01/17	388	341,205
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3]	8.00	02/15/20	850	920,125
Key Energy Services, Inc.	6.75	03/01/21	525	538,125
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	1,000	1,080,000
Linn Energy LLC/Linn Energy Finance Corp.	7.75	02/01/21	250	264,375
National Oilwell Varco, Inc. [7] (Acquired 03/25/08, Cost $6,954, 0.0%)	6.13	08/15/15	7	7,008
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	1,000	1,040,000
Precision Drilling Corp. [4]	6.63	11/15/20	375	400,312
RKI Exploration & Production LLC [2,3]	8.50	08/01/21	675	710,438
Trinidad Drilling Ltd. [1,2,3,4]	7.88	01/15/19	620	658,750
Venoco, Inc. [1]	8.88	02/15/19	1,000	985,000
W&T Offshore, Inc.	8.50	06/15/19	365	385,987

Total Energy				12,610,950

Finance & Investment – 0.9%
Numericable Finance & Company SCA	12.38	02/15/19	406	681,834

Healthcare – 10.0%
CHS/Community Health Systems, Inc.	7.13	07/15/20	975	1,011,562
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	700	752,500
HCA, Inc. [1]	8.00	10/01/18	1,000	1,181,250
inVentiv Health, Inc. [2,3]	11.00	08/15/18	390	344,175
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,2,3]	9.50	12/01/19	925	1,040,625
Kindred Healthcare, Inc. [1]	8.25	06/01/19	975	1,038,375
Polymer Group, Inc. [1]	7.75	02/01/19	1,000	1,066,250
Service Corporation International [1]	6.75	04/01/16	700	763,000

Total Healthcare				7,197,737

See Notes to Financial Statements.

2013 Semi-Annual Report 7

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

CORPORATE BONDS (continued)
Media – 8.9%
Cablevision Systems Corp. [1]	8.63%	09/15/17	$1,000	$1,165,000
CCO Holdings LLC/CCO Holdings Capital Corp.	8.13	04/30/20	835	905,975
CCO Holdings LLC/CCO Holdings Capital Corp.	7.25	10/30/17	250	264,688
Cenveo Corp. [1]	8.88	02/01/18	1,000	1,000,000
Clear Channel Communications, Inc. [1]	9.00	03/01/21	1,000	1,010,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	550	580,250
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	1,025	1,108,281
National CineMedia LLC	6.00	04/15/22	350	361,375

Total Media				6,395,569

Real Estate – 1.5%
Realogy Corp. [1,2,3]	7.88	02/15/19	1,000	1,097,500

Services – 22.7%
AMC Entertainment, Inc. [1]	8.75	06/01/19	1,000	1,068,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [1]	8.25	01/15/19	1,000	1,090,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.50	04/01/23	500	484,375
Boyd Gaming Corp. [1]	9.00	07/01/20	1,000	1,095,000
Casella Waste Systems, Inc. [1]	7.75	02/15/19	1,275	1,306,875
Chester Downs & Marina LLC [1,2,3]	9.25	02/01/20	1,025	1,027,563
GLP Capital LP/GLP Financing II, Inc. [2,3]	5.38	11/01/23	575	564,938
Iron Mountain, Inc. [1]	8.38	08/15/21	1,000	1,077,500
Iron Mountain, Inc.	6.00	08/15/23	500	512,500
Isle of Capri Casinos, Inc.	5.88	03/15/21	500	491,250
KM Germany Holdings GmbH	8.75	12/15/20	400	613,564
Legrand France SA [4]	8.50	02/15/25	750	967,565
MGM Resorts International [1]	7.63	01/15/17	675	767,812
MGM Resorts International [7] (Acquired 10/07/10, Cost $478, 0.0%)	5.88	02/27/14	1	503
Mohegan Tribal Gaming Authority [7] (Acquired 10/27/09, Cost $500, 0.0%)	7.13	08/15/14	1	498
MTR Gaming Group, Inc. [1]	11.50	08/01/19	953	1,059,380
Palace Entertainment Holdings LLC/Palace Entertainment
Holdings Corp. [1,2,3]	8.88	04/15/17	1,000	1,000,000
PulteGroup, Inc. [1]	6.38	05/15/33	1,000	905,000
RPG Byty, s.r.o	6.75	05/01/20	350	487,515
Sotheby’s [2,3]	5.25	10/01/22	500	468,750
United Rentals North America, Inc. [1]	10.25	11/15/19	675	764,775
United Rentals North America, Inc.	8.25	02/01/21	325	366,437
United Rentals North America, Inc.	7.63	04/15/22	200	222,250

Total Services				16,342,800

Technology & Electronics – 4.0%
First Data Corp. [1,2,3]	11.25	01/15/21	1,200	1,324,500
Freescale Semiconductor, Inc. [1]	8.05	02/01/20	1,000	1,075,000
ION Geophysical Corp. [2,3]	8.13	05/15/18	550	456,500

Total Technology & Electronics				2,856,000

Telecommunications – 12.7%
CenturyLink, Inc. [1]	7.65	03/15/42	1,000	892,500

See Notes to Financial Statements.

8 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited) (continued)

December 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

CORPORATE BONDS (continued)
Cincinnati Bell, Inc. [1]	8.75%	03/15/18	$1,000	$1,050,000
Fairpoint Communications, Inc. [2,3]	8.75	08/15/19	600	636,000
Frontier Communications Corp. [1]	7.13	03/15/19	1,250	1,346,875
Intelsat Luxembourg SA [1,2,3,4]	7.75	06/01/21	1,000	1,072,500
Level 3 Communications, Inc. [1]	8.88	06/01/19	1,000	1,092,500
Level 3 Communications, Inc. [2,3]	6.13	01/15/21	225	227,250
MetroPCS Wireless, Inc. [1,2,3]	6.63	04/01/23	1,000	1,032,500
PAETEC Holding Corp.	9.88	12/01/18	500	558,750
Qwest Capital Funding, Inc.	6.88	07/15/28	250	229,375
Windstream Corp.	7.50	06/01/22	975	996,937

Total Telecommunications				9,135,187

Utility – 1.3%
Dynegy Holdings LLC [5,6,7] (Acquired 04/11/11, Cost $0, 0.0%)	8.38	05/01/16	8	75
Edison Mission Energy [6,7] (Acquired 12/06/11, Cost $7,445, 0.0%)	7.50	06/15/13	8	5,663
NRG Energy, Inc.	8.50	06/15/19	850	907,375

Total Utility				913,113

Total CORPORATE BONDS (Cost $90,544,215)				94,898,416

TERM LOANS – 2.6%
Albertson, Inc. [8]	4.75	03/21/19	348	349,845
Fairpoint Communications, Inc. [8]	7.50	02/14/19	546	563,479
inVentiv Health, Inc. [8]	7.50	08/04/16	675	666,563
Texas Competitive Electric Holdings Company LLC [8]	4.68	10/10/17	53	36,946
Texas Competitive Electric Holdings Company LLC [8]	4.74	10/10/17	235	162,163
Texas Competitive Electric Holdings Company LLC [8]	4.77	10/10/17	141	97,376

Total TERM LOANS (Cost $1,938,723)				1,876,372

			Shares	Value (Note 2)

COMMON STOCKS – 1.7%
Services – 0.3%
Iron Mountain, Inc.			6,750	204,863

Telecommunications – 1.4%
AT&T, Inc.			7,715	271,259
CenturyLink, Inc.			7,630	243,016
Frontier Communications Corp.			106,109	493,407

Total Telecommunications				1,007,682

Utility – 0.0%
Dynegy, Inc. [9]			185	3,981

Total COMMON STOCKS (Cost $1,228,102)				1,216,526

See Notes to Financial Statements.

2013 Semi-Annual Report 9

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited) (continued)

December 31, 2013

		Shares	Value (Note 2)

WARRANTS – 0.7%
Automotive – 0.7%
General Motors Financial Company, Inc. [9]
Expiration: July 2016
Exercise Price: $10.00		9,239	$287,887
General Motors Financial Company, Inc. [9]
Expiration: July 2019
Exercise Price: $10.00		9,239	213,698

Total Automotive			501,585

Total WARRANTS (Cost $480,581)			501,585

	Interest Rate		Value (Note 2)

SHORT TERM INVESTMENTS – 0.1%
STIT Liquid Assets Portfolio, Institutional Class [8]	0.07%	56,822	56,822

Total SHORT TERM INVESTMENTS (Cost $56,822)			56,822

Total Investments – 136.8% (Cost $94,248,443)			98,549,721
Liabilities in Excess of Other Assets – (36.8)%			(26,499,078)

TOTAL NET ASSETS – 100.0%			$72,050,643

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount pledged as collateral for credit facility.
2	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the total value of all such securities was $22,712,316 or 31.5% of net assets.

3	—	Private Placement.
4	—	Foreign security or a U.S. security of a foreign company.
5	—

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of December 31, 2013, the total value of all such securities was $825 or 0.0% of net assets.

6	—	Issuer is currently in default on its regularly scheduled interest payment.
7	—

Restricted Illiquid Securities – Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of December 31, 2013, the total value of all such securities was $22,093 or 0.0% of net assets.

8	—	Variable rate security – Interest rate shown is the rate in effect as of December 31, 2013.
9	—	Non-income producing security.

See Notes to Financial Statements.

10 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities (Unaudited)

December 31, 2013

Assets:
Investments in securities, at value (Note 2)	$98,492,899
Investments in short term securities, at value	56,822

Total investments, at value	98,549,721
Cash	13,604
Foreign currency	15,511
Interest and dividends receivable	1,810,575
Receivable for investments sold	1,375
Prepaid expenses	4,352

Total assets.	100,395,138

Liabilities:
Payable for credit facility (Note 7)	28,150,000
Payable for credit facility interest (Note 7)	1,791
Payable for open forward foreign currency contracts (Note 2)	74,956
Investment advisory fee payable (Note 4)	59,329
Shareholder servicing fee payable (Note 4)	1,695
Trustees fees payable	7,927
Accrued expenses	48,797

Total liabilities	28,344,495

Net Assets	$72,050,643

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized) (Note 8)	$6,848
Additional paid-in capital (Note 8)	75,793,166
Undistributed net investment income	253,332
Accumulated net realized loss on investments, foreign currency transactions and forward foreign currency contracts	(8,229,628)
Net unrealized appreciation on investments, foreign currency translations and forward foreign currency contracts	4,226,925

Net assets applicable to capital stock outstanding	$72,050,643

Total investments at cost	$94,248,443

Foreign currency at cost	$15,559

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,847,565
Net asset value per share	$10.52

See Notes to Financial Statements.

2013 Semi-Annual Report 11

HELIOS HIGH YIELD FUND

Statement of Operations (Unaudited)

For the Six Months Ended December 31, 2013

Investment Income (Note 2):
Interest	$3,954,260
Dividends	43,154

Total investment income	3,997,414

Expenses:
Investment advisory fees (Note 4)	357,688
Shareholder servicing fees (Note 4)	51,098
Fund accounting servicing fees (Note 5)	50,173
Reports to shareholders	22,096
Trustees’ fees	21,677
Audit and tax services	21,257
Registration fees	12,072
Legal fees	11,906
Insurance	9,927
Custodian fees (Note 5)	8,107
Transfer agency fees (Note 5)	7,438
Miscellaneous	4,107

Total operating expenses	577,546
Interest expense on credit facility (Note 7)	176,750

Total expenses	754,296
Less expenses waived by the investment adviser (Note 4)	(40,879)

Net expenses	713,417

Net investment income	3,283,997

Net Realized and Unrealized Gain on Investments, Foreign Currency Transactions and Forward Foreign Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	594,347
Foreign currency transactions	(4,724)
Forward foreign currency contracts	(24,434)

Net realized gain on investments, foreign currency transactions and forward foreign currency contracts	565,189

Net change in unrealized appreciation (depreciation) on:
Investments	2,031,191
Foreign currency and foreign currency translations	677
Forward foreign currency contracts	(74,956)

Net change in unrealized appreciation on investments, foreign currency translations and forward foreign currency contracts	1,956,912

Net realized and unrealized gain on investments, foreign currency translations and forward foreign currency contracts	2,522,101

Net increase in net assets resulting from operations.	$5,806,098

See Notes to Financial Statements.

12 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Fiscal Year Ended June 30, 2013
Increase in Net Assets Resulting from Operations:
Net investment income	$3,283,997	$6,288,213
Net realized gain on investments, foreign currency transactions and forward foreign currency contracts	565,189	1,588,951
Net change in unrealized appreciation on investments, foreign currency translations and forward foreign currency contracts	1,956,912	293,852

Net increase in net assets resulting from operations	5,806,098	8,171,016

Distributions to Shareholders (Note 2):
Net investment income	(3,218,356)	(6,230,324)

Capital Stock Transactions (Note 8):
Reinvestment of distributions	—	31,261

Total increase in net assets	2,587,742	1,971,953
Net Assets:
Beginning of period	69,462,901	67,490,948

End of period	$72,050,643	$69,462,901

(including undistributed net investment income of)	$253,332	$187,691

Share Transactions:
Reinvested shares	—	3,045

See Notes to Financial Statements.

2013 Semi-Annual Report 13

HELIOS HIGH YIELD FUND

Statement of Cash Flows (Unaudited)

For the Six Months Ended December 31, 2013

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,806,098
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term portfolio investments	(11,387,688)
Proceeds from disposition of long-term portfolio investments	13,175,100
Sales of short-term portfolio investments, net	1,068,120
Return of capital distributions from portfolio investments	5,862
Increase in interest and dividends receivable	(10,487)
Decrease in receivable for investments sold	548,219
Decrease in prepaid expenses	12,233
Decrease in payable for credit facility interest	(2,157)
Decrease in payable for investments purchased	(1,212,625)
Increase in payable for open forward currency exchange contracts	74,956
Increase in investment advisory fee payable	1,113
Increase in shareholder servicing fee payable	32
Increase in trustees fee payable	5,177
Decrease in accrued expenses	(32,003)
Net amortization on investments	(40,291)
Net change in unrealized appreciation on investments	(2,031,191)
Net realized gain on investments	(594,347)

Net cash provided by operating activities	5,386,121

Cash flows used for financing activities:
Net cash used for credit facility	(2,250,000)
Distributions paid to shareholders, net of reinvestments	(3,218,356)

Net cash used for financing activities	(5,468,356)

Net decrease in cash	(82,235)
Cash at the beginning of period	111,350

Cash at the end of period	$29,115

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended December 31, 2013, totaled $178,907.

See Notes to Financial Statements.

14 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Fiscal Years Ended June 30,

		2013	2012	2011	2010	2009

Per Share Operating Performance:
Net asset value, beginning of period	$10.14	$9.86	$9.92	$9.25	$8.34	$9.78

Net investment income[1]	0.48	0.92	0.91	0.93	0.67	0.67
Net realized and unrealized gain (loss) on investment transactions, forward foreign currency contracts and foreign currency translations	0.37	0.27	(0.03)	0.69	0.80	(1.44)

Net increase (decrease) in net asset value resulting from operations	0.85	1.19	0.88	1.62	1.47	(0.77)

Distributions from net investment income	(0.47)	(0.91)	(0.94)	(0.95)	(0.56)	(0.65)
Return of capital distributions	—	—	—	—	—	(0.02)

Total distributions paid	(0.47)	(0.91)	(0.94)	(0.95)	(0.56)	(0.67)

Net asset value, end of period	$10.52	$10.14	$9.86	$9.92	$9.25	$8.34

Market price, end of period	$9.70	$9.62	$10.00	$9.90	$8.45	$7.01

Total Investment Return†	5.80%[5]	5.12%	11.37%	29.77%	29.31%	(8.56)%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$72,051	$69,463	$67,491	$67,871	$63,263	$57,050
Operating expenses	1.61%[4]	1.63%	1.71%	1.65%	1.72%	2.08%
Interest expense[3]	0.49%[4]	0.53%	0.62%	0.42%	0.11%	0.30%
Total expenses[2]	2.10%[4]	2.16%	2.33%	2.07%	1.83%	2.38%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.50%[4]	1.52%	1.59%	1.53%	1.63%	1.77%[4]
Net investment income	9.15%[4]	8.87%	9.45%	9.36%	7.33%	8.23%
Net investment income, excluding the effect of fee waivers and reimbursement[3]	9.04%[4]	8.76%	9.33%	9.25%[4]	7.24%	7.92%[4]
Portfolio turnover rate	12%[5]	28%	24%	46%	67%	20%
Loans Outstanding, end of period	$28,150	$30,400	$30,400	$29,400	$18,662	$—
Asset Coverage per $1,000 unit of senior indebtedness[6]	$3,560	$3,280	$3,220	$3,310	$4,390	$—

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	The Fund’s Shareholder Servicing Agent and Former Adviser contractually agreed to waive a portion of their respective fees as discussed in Note 4.
[3]

Certain re-classifications have been made to the financial highlights for the fiscal year ended June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the fiscal years ended June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013 and for the six months ended December 31, 2013.

[4]	Annualized.
[5]	Not Annualized.
[6]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.

2013 Semi-Annual Report 15

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2013

1. Organization

Helios High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended

16 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’ portfolios. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 -	quoted prices in active markets for identical assets or liabilities
• Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

• Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

2013 Semi-Annual Report 17

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

Assets	Corporate Bonds	Term Loans	Common Stocks	Warrants	Short Term Investments	Total

Level 1 — Quoted Prices	$—	$—	$1,216,526	$501,585	$56,822	$1,774,933
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	94,897,591	1,876,372	—	—	—	96,773,963
Level 3 — Significant Unobservable Inputs	825	—	—	—	—	825

Total	$94,898,416	$1,876,372	$1,216,526	$501,585	$56,822	$98,549,721

Valuation Inputs	Other Financial Instruments*

Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	(74,956)
Level 3 — Significant Unobservable Inputs	—

Total	$(74,956)

*	Other financial instruments includes forward foreign currency contracts.

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of December 31, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of December 31, 2013	Valuation Methodology	Significant Unobservable Input	Price

Corporate Bonds	$825	Market Comparable Companies	Discounted Cash Flow	$0.01

18 Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds	Total

Balance at June 30, 2013	$825	$825
Accrued Discounts (Premiums)	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation	—	—
Purchases at Cost	—	—
Sales proceeds	—	—
Transfers out of Level 3	—	—

Balance at December 31, 2013	$825	$825

Change in unrealized gains or losses relating to assets still held at the reporting date	$—	$—

For the six months ended December 31, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2013, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2013, open taxable years consisted of the taxable years ended June 30, 2010 through June 30, 2013. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

2013 Semi-Annual Report 19

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts: A forward foreign currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

All contracts were done with Bank of New York Mellon as the counterparty. As of December 31, 2013, the following forward contracts were outstanding:

Settlement Date	Currency to be Delivered		U.S. $ Value at December 31, 2013	Currency to be Received		U.S. $ Value at December 31, 2013	Unrealized Depreciation

01/13/14	2,580,000	Euros	$3,549,264	3,475,420	U.S. Dollars	$3,475,420	$(73,844)
01/13/14	331,276	U.S. Dollars	331,276	240,000	Euros	330,164	(1,112)

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Unrealized Depreciation as of December 31, 2013
Forward Contracts	Payable for open forward foreign currency contracts	$(74,956)

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Forward Foreign Currency Contracts	Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts

Forward Contracts	Forward foreign currency contracts	$(24,434)	$(74,956)

20 Brookfield Investment Management Inc.

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Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount

Description
Forward Contracts	$(74,956)	$—	$(74,956)	$(74,956)	$—	$(74,956)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any

2013 Semi-Annual Report 21

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Related Party Transactions

The Fund has entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s trustees and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement also provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”).

For the six months ended December 31, 2013, the Adviser earned $357,688 in investment advisory fees under the Advisory Agreement.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Adviser to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Adviser a fee computed daily and payable monthly at an annualized rate of 0.10% of the Fund’s Managed Assets. The Adviser has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s Managed Assets until June 30, 2014. For the six months ended December 31, 2013, the Adviser earned $51,098 in shareholder servicing fees of which $40,879 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Adviser.

5. Service Agreements

In addition to the services provided by the Adviser, which are discussed in Note 4 above, effective July 1, 2009, the Fund has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the six months ended December 31, 2013, USBFS earned $50,173 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, National Association. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the six months ended December 31, 2013, USB earned $8,107 in custodian fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the six months ended December 31, 2013, the Transfer Agent earned $7,438 in transfer agency fees.

22 Brookfield Investment Management Inc.

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Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, for the six months ended December 31, 2013, were $11,387,688 and $13,175,100, respectively. For the six months ended December 31, 2013, there were no transactions in U.S. Government securities.

7. Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.

For the six months ended December 31, 2013, the average interest rate paid under the line of credit was 1.03% of the total line of credit amount available to the Fund.

Total line of credit amount available	$34,000,000
Line of credit outstanding at December 31, 2013	28,150,000
Line of credit amount unused at December 31, 2013	5,850,000
Average balance outstanding during the period	30,150,815
Interest expense incurred on line of credit during the period	176,750

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time and on such terms as the Trustees may deem best, subject to the provisions of the 1940 Act. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. For the six months ended December 31, 2013, the Fund did not issue any shares for the reinvestment of distributions.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the six months ended December 31, 2013 is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year.

During the fiscal year ended June 30, 2013, the tax character of the $6,230,324 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2013 Semi-Annual Report 23

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

At June 30, 2013, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$186,016
Capital loss carryforward[1,2]	(8,794,192)
Unrealized appreciation	2,271,063

$(6,337,113)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
[2]	Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of June 30, 2013, the Fund’s capital loss carryforwards were as follows:

Expiring In:

2017	$5,576,521
2018	3,217,671

Federal Income Tax Basis: The Federal income tax basis of the Fund’s investments, not including foreign currency translations and forward foreign currency contracts at December 31, 2013 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$94,248,443	$5,287,887	$(986,609)	$4,301,278

Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and partnership adjustments. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

10. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

24 Brookfield Investment Management Inc.

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Notes to Financial Statements (Unaudited) (continued)

December 31, 2013

Dividends: The Fund’s Board of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date

$0.0750	January 16, 2014	January 30, 2014
$0.0750	February 20, 2014	February 27, 2014

At a special shareholder meeting held on January 31, 2014, shareholders of the Fund approved the redomestication of the Fund to a Maryland corporation and amendments to the Fund’s governing documents. Additionally, shareholders approved a new investment advisory agreement between the Fund and Brookfield Investment Management. The redomestication and implementation of the new investment advisory agreement is expected to be consummated on or about February 28, 2014. In addition, the Fund will change its name to “Brookfield High Income Fund Inc.” effective March 1, 2014. The table below shows the number of shares voted:

		Shares Voted For	Shares Voted Against	Shares Voted Abstain

1	An Agreement and Plan of Reorganization that provides for the reorganization of the Fund.	3,644,440	194,783	97,705

2	A charter and bylaw provision regarding the vote required to elect a director.	3,639,016	208,514	89,398

3	A charter provision regarding the vote required to remove a director.	3,449,908	404,119	82,901

4	A charter provision regarding the vote required for certain extraordinary transactions.	3,348,003	488,627	100,298

5	A charter provision regarding the vote required for certain amendments to the charter.	3,372,797	460,934	103,197

6	A charter and bylaw provision regarding amendments to the bylaws.	3,518,902	313,204	91,088

7	A bylaw provision regarding a shareholder’s right to call a special meeting.	3,437,195	396,655	89,344

8	A bylaw provision regarding advance notice for shareholder nominees for director and other shareholder proposals.	3,563,336	87,649	87,649

9	A new investment advisory agreement between the Fund and Brookfield Investment Management Inc.	3,570,900	83,593	83,593

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2013 Semi-Annual Report 25

HELIOS HIGH YIELD FUND

Compliance Certification (Unaudited)

December 31, 2013

On April 17, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

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Proxy Results (Unaudited)

December 31, 2013

The shareholders of the Helios High Yield Fund voted on the following proposals at a shareholder meeting on November 21, 2013. The description of the proposal and number of shares voted are as follows:

		Shares Voted For	Shares Voted Against	Shares Voted Abstain

1	To elect to the Fund’s Board of Trustees Rodman L. Drake	6,101,808	233,683	—

2	To elect to the Fund’s Board of Trustees Heather Goldman	6,076,189	259,302	—

3	To elect to the Fund’s Board of Trustees Edward A. Kuczmarski	6,107,254	228,237	—

4	To elect to the Fund’s Board of Trustees Kim G. Redding	6,104,987	230,504	—

2013 Semi-Annual Report 27

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

December 31, 2013

On November 21, 2013, the Board, including a majority of the Independent Trustees, considered and approved the New Advisory Agreement between the Fund and the Adviser. In approving the New Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. At a prior Board meeting, the Board of Trustees considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar category peers for the 1, 3, 5 and 10 year periods ending April 30, 2013, as well as the year-to-date period. The Board noted that the Fund performed above the median of its Morningstar category peers for the 1, 3 and 10 year, as well as the year-to-date periods, while it performed below the median for the 5 year period. The Board also reviewed updated performance information for the Fund through September 30, 2013, and noted that the Fund outperformed its index for the 1 and 3 year periods, as well as for the period since August 26, 2009, when the Adviser began managing the Fund. Based on the Adviser’s explanation of the current market, the Board concluded that the Fund’s performance was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fee and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s total expenses and the Fund’s total advisory and administrative fee were higher than the median of the Fund’s Morningstar category peer group. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund’s management fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

2013 Semi-Annual Report 29

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Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

December 31, 2013

In considering the approval of the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Independent Trustees, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Advisory Agreement; performance of the Fund is satisfactory; and the proposed advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.

After carefully reviewing all of these factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement.

30 Brookfield Investment Management Inc.

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Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2013 Semi-Annual Report 31

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CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Trustees of the Fund
Rodman L. Drake	Chairman
Louis P. Salvatore	Audit Committee Chairman
Edward P. Kuczmarski	Trustee
Stuart A. McFarland	Trustee
Heather Goldman	Trustee (Interested)
Kim G. Redding	Trustee (Interested)

Officers of the Fund
Kim G. Redding	President
Dana E. Erikson	Vice President
Richard M. Cryan	Vice President
Mark Shipley	Vice President
Angela W. Ghantous	Treasurer
Jonathan C. Tyras	Secretary
Seth Gelman	Chief Compliance Officer
(“CCO”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report to Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

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Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable .

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: March 7, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 7, 2014

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